Exhibit 99.2

ENERGY SERVICES OF AMERICA CORPORATION

PRO FORMA FINANCIAL STATEMENTS

SEPTEMBER 30, 2020 AND 2019

ENERGY SERVICES OF AMERICA CORPORATION

CONSOLIDATED PRO FORMA BALANCE SHEETS

As of September 30, 2020 and 2019

	2020	2019
Assets
Current assets
Cash and cash equivalents	$10,669,628	$4,124,419
Accounts receivable-trade	19,277,708	23,031,547
Allowance for doubtful accounts	(70,310)	(70,310)
Retainages receivable	2,483,809	3,521,561
Other receivables	9,458	10,008
Contract assets	6,545,863	6,674,460
Prepaid expenses and other	3,373,135	2,744,146
Total current assets	42,289,291	40,035,831

Property, plant and equipment, at cost	55,174,843	53,118,358
less accumulated depreciation	(37,581,129)	(34,777,157)
Total fixed assets	17,593,714	18,341,201

Acquired intangible assets, net	150,000	150,000
Goodwill	4,220,829	4,220,829
Total assets	$64,253,834	$62,747,861

Liabilities and shareholders' equity
Current liabilities
Current maturities of long-term debt	$5,327,398	$5,668,000
Lines of credit and short term borrowings	509,843	4,025,710
Accounts payable	5,310,858	3,131,090
Accrued expenses and other current liabilities	4,274,893	3,566,637
Contract liabilities	4,851,900	3,455,288
Total current liabilities	20,274,892	19,846,725

Long-term debt, less current maturities	13,939,207	15,027,869
Deferred income taxes payable	2,411,305	2,244,693
Total liabilities	36,625,404	37,119,287

Shareholders' equity

Preferred stock, $.0001 par value
Authorized 1,000,000 shares, 206 issued at September 30, 2020 and 2019	-	-

Common stock, $.0001 par value
Authorized 50,000,000 shares 14,839,836 issued and 13,621,406 outstanding at September 30, 2020 and 14,839,836 issued and 13,924,789 outstanding at September 30, 2019	1,484	1,484

Treasury stock, 1,218,430 shares at September 30, 2020 and 915,047 at September 30, 2019	(122)	(91)

Additional paid in capital	60,670,699	60,938,896
Retained earnings (deficit)	(33,043,631)	(35,311,715)

Total shareholders' equity	27,628,430	25,628,574

Total liabilities and shareholders' equity	$64,253,834	$62,747,861

ENERGY SERVICES OF AMERICA CORPORATION

CONSOLIDATED PRO FORMA STATEMENTS OF INCOME

For the years ended September 30, 2020 and 2019

	2020	2019
Revenue	$125,320,477	$181,202,687

Cost of revenues	109,636,178	166,033,552

Gross profit	15,684,299	15,169,135

Selling and administrative expenses	10,649,838	9,616,457
Income from operations	5,034,461	5,552,678

Other income (expense)
Interest income	53,830	67,275
Other nonoperating expense	(239,551)	(258,531)
Interest expense	(700,926)	(1,337,178)
Gain on sale of equipment	579,326	258,082
	(307,321)	(1,270,352)
Income before income taxes	4,727,140	4,282,326
Income tax expense	1,453,939	1,325,199
Net income	3,273,201	2,957,127
Dividends on preferred stock	309,000	309,000

Net income available to common shareholders	$2,964,201	$2,648,127

Weighted average shares outstanding-basic	13,804,835	14,064,871

Weighted average shares-diluted	17,238,168	17,498,204

Earnings per share available to common shareholders	$0.215	$0.188

Earnings per share-diluted available to common shareholders	$0.172	$0.151

	Energy Services of America Corporation								Energy Services of America Corporation
	Consolidated Balance Sheets (Audited)		West Virginia Pipeline		Pro Forma				Consolidated Pro Forma Balance Sheets
	September 30,		Purchase Entry		Adjusting Entries				September 30,
	2020	2019	2019		2020		2019		2020	2019
Assets
Current assets
Cash and cash equivalents	$11,216,820	$4,578,275	$250,000	(a)	$(93,336	)(e)	$(703,856	)(e)	$10,669,628	$4,124,419
Accounts receivable-trade	18,246,989	21,678,622	-		(322,206	)(g)	1,352,925	(f)	19,277,708	23,031,547
Allowance for doubtful accounts	(70,310)	(70,310)			-		-		(70,310)	(70,310)
Retainages receivable	2,483,809	3,521,561	-		-		-		2,483,809	3,521,561
Other receivables	9,458	10,008	-		-		-		9,458	10,008
Contract assets	6,545,863	6,659,707	-		(14,753	)(g)	14,753	(f)	6,545,863	6,674,460
Prepaid expenses and other	3,338,943	2,734,974	-		25,020	(g)	9,172	(f)	3,373,135	2,744,146
Total current assets	41,771,572	39,112,837	250,000		(405,275)		672,994		42,289,291	40,035,831

Property, plant and equipment, at cost	53,324,843	51,268,358	1,850,000	(b)	-		-		55,174,843	53,118,358
less accumulated depreciation	(36,933,129)	(34,453,157)	-		(324,000	)(h)	(324,000	)(h)	(37,581,129)	(34,777,157)
Total fixed assets	16,391,714	16,815,201	1,850,000		(324,000)		(324,000)		17,593,714	18,341,201

Acquired intangible assets, net	-	-	300,000	(c)	-		(150,000	)(i)	150,000	150,000
Goodwill	-	-	4,220,829		-		-		4,220,829	4,220,829

Total assets	$58,163,286	$55,928,038	$6,620,829		$(729,275)		$198,994		$64,253,834	$62,747,861

Liabilities and shareholders' equity
Current liabilities
Current maturities of long-term debt	$4,028,900	$4,403,573	$1,512,829	(d)	$34,071	(k)	$(248,402	)(j)	$5,327,398	$5,668,000
Lines of credit and short term borrowings	509,843	4,025,710	-		-		-		509,843	4,025,710
Accounts payable	5,222,222	2,919,618	-		(122,836	)(g)	211,472	(f)	5,310,858	3,131,090
Accrued expenses and other current liabilities	4,237,172	3,509,373	-		(19,543	)(g)	57,264	(f)	4,274,893	3,566,637
Contract liabilities	4,851,900	3,455,288	-		-		-		4,851,900	3,455,288
Total current liabilities	18,850,037	18,313,562	1,512,829		(108,308)		20,334		20,274,892	19,846,725

Long-term debt, less current maturities	11,233,705	11,024,296	5,108,000	(d)	(1,298,071	)(m)	(1,104,427	)(l)	13,939,207	15,027,869
Deferred income taxes payable	2,255,515	1,925,823	-		(163,080	)(n)	318,870	(n)	2,411,305	2,244,693
Total liabilities	32,339,257	31,263,681	6,620,829		(1,569,459)		(765,223)		36,625,404	37,119,287

Shareholders' equity

Preferred stock, $.0001 par value, Authorized 1,000,000 shares, 206 issued at September 30, 2020 and 2019	-	-							-	-

Common stock, $.0001 par value
Authorized 50,000,000 shares 14,839,836 issued and 13,621,406 outstanding at September 30, 2020 and 14,839,836 issued and 13,924,789 outstanding at September 30, 2019	1,484	1,484	-		-		-		1,484	1,484

Treasury stock, 1,218,430 shares at September 30, 2020 and 915,047 at September 30, 2019	(122)	(91)							(122)	(91)

Additional paid in capital	60,670,699	60,938,896	-		-		-		60,670,699	60,938,896
Retained earnings (deficit)	(34,848,032)	(36,275,932)	-		840,184	(o)	964,217	(o)	(33,043,631)	(35,311,715)

Total shareholders' equity	25,824,029	24,664,357	-		840,184		964,217		27,628,430	25,628,574

Total liabilities and shareholders' equity	$58,163,286	$55,928,038	$6,620,829		$(729,275)		$198,994		$64,253,834	$62,747,861

(a)	Cash acquired in purchase
(b)	Property, plant and equipment acquired in purchase at stepped up value
(c)	Non-compete valued at $150,000 and customer list valued at $150,000
(d)	Debt to finance purchase, $6.5mm, and $120,829 in assume equipment debt
(e)	Cash flow effect of adjustments
(f)	From WVP 2019 audited financial statements
(g)	Fiscal year 2020 adjustment to net to audited financial statements
(h)	Depreciation based on stepped up asset value
(i)	Amortization of non-compete intangile asset
(j)	Adjustment to reflect $120,829 in payments for paid off within twelve months and a ($127,573) reclass to long-term debt
(k)	$34,071 reclass from long-term debt
(l)	Long term debt payments of $1,232,000, partially offset by $127,573 reclass from current portion of long-term debt
(m)	Long term debt payments of $1,264,000 and $34,071 reclass to current portion of long-term debt
(n)	Current year deferred income tax adjustment primarily due to property, plant and equipment aquired in purchase, partially offset by tax amortization of goodwill
(o)	Current year net income from WVP audited financial statements, partially offset by pro forma income statement adjustments

	Energy Services of America Corporation		West Virginia Pipeline						Energy Services of America Corporation
	Consolidated Statements of Income (Audited)		Statements of Income (Audited)						Consolidated Pro Forma Statements of Income
	For the years Ended September 30,		For the Years Ended December 31,		Pro Forma Adjustments				For the years Ended September 30,
	2020	2019	2020	2019	2020		2019		2020	2019
Revenue	$119,194,440	$174,541,155	$6,126,037	$6,661,532	$-		$-		$125,320,477	$181,202,687

Cost of revenues	105,693,209	161,861,357	3,899,969	4,152,195	43,000	(a)	20,000	(a)	109,636,178	166,033,552

Gross profit	13,501,231	12,679,798	2,226,068	2,509,337	(43,000)		(20,000)		15,684,299	15,169,135

Selling and administrative expenses	9,831,578	8,857,386	818,260	759,071					10,649,838	9,616,457
Income from operations	3,669,653	3,822,412	1,407,808	1,750,266	(43,000)		(20,000)		5,034,461	5,552,678

Other income (expense)
Interest income	53,332	58,023	498	9,252	-		-		53,830	67,275
Other nonoperating (expense) income	(239,862)	(112,814)	311	(145,717)	-		-		(239,551)	(258,531)
Interest expense	(486,246)	(1,064,222)	(8,680)	(14,956)	(206,000	)(b)	(258,000	)(b)	(700,926)	(1,337,178)
Gain on sale of equipment	579,326	258,082	-	-	-		-		579,326	258,082
	(93,450)	(860,931)	(7,871)	(151,421)	(206,000)		(258,000)		(307,321)	(1,270,352)
Income before income taxes	3,576,203	2,961,481	1,399,937	1,598,845	(249,000)		(278,000)		4,727,140	4,282,326
Income tax expense	1,143,186	968,571	-	-	310,753	(d)	356,628	(c)	1,453,939	1,325,199
Net income	2,433,017	1,992,910	1,399,937	1,598,845	(559,753)		(634,628)		3,273,201	2,957,127
Dividends on preferred stock	309,000	309,000	-	-	-		-		309,000	309,000
Net income available to common shareholders	$2,124,017	$1,683,910	$1,399,937	$1,598,845	$(559,753)		$(634,628)		$2,964,201	$2,648,127

Weighted average shares outstanding-basic	13,804,835	14,064,871							13,804,835	14,064,871

Weighted average shares-diluted	17,238,168	17,498,204							17,238,168	17,498,204

Earnings per share available to common shareholders	$0.154	$0.120							$0.215	$0.188

Earnings per share-diluted available to common shareholders	$0.123	$0.096							$0.172	$0.151

(a)	Depreciation adjustment for the stepped up value of property, plant and equipment
(b)	Interest on debt obtained to finance purchase
(c)	$431,688 adjustment due to WVP previously filing as an "S" corporation during audited periods, partially offset by a $75,060 tax effect of pro forma adjustments
(d)	$377,983 adjustment due to WVP previously filing as an "S" corporation during audited periods, partially offset by a $67,230 tax effect of pro forma adjustments